[OWL GRAPHIC]

THE MONTGOMERY FUNDS(sm)

INSTITUTIONAL SERIES

INTERNATIONAL GROWTH PORTFOLIO
EMERGING MARKETS FOCUS PORTFOLIO

SEMIANNUAL REPORT

DECEMBER 31, 1999

     Montgomery
  Institutional Series
    SEMIANNUAL REPORT
D e c e m b e r  3 1 ,  1 9 9 9
      (Unaudited)

--------------------------------------------------------------------------------
C   O   N   T   E   N   T   S
--------------------------------------------------------------------------------
Performance Summary ....................................................       1

PORTFOLIO HIGHLIGHTS AND INVESTMENTS
--------------------------------------------------------------------------------
International Growth Portfolio .........................................       2
Emerging Markets Focus Portfolio .......................................       7

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statements of Assets and Liabilities ...................................      10
Statements of Operations ...............................................      11
Statements of Changes in Net Assets ....................................      12
Financial Highlights ...................................................      13
Notes to Financial Statements ..........................................      15

The Montgomery Funds are a comprehensive family of no-load mutual funds offering U.S. equity, international and global, and U.S. fixed-income investment strategies.


We currently manage more than $5.2 billion in the Funds on behalf of over 200,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and high-quality customer service.



[OWL GRAPHIC]



  The Montgomery Funds(SM)
   101 California Street
San Francisco, CA 94111-9361

          Montgomery
      Institutional Series
      PERFORMANCE SUMMARY
D e c e m b e r  3 1 ,  1 9 9 9
            (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99


Fund name (Fund number)                               Inception date          One year   Three years   Five years    Since inception
------------------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio (654)                     6/30/98                26.77%       --          --              17.94%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Portfolio (1481)                  12/31/97              122.38%       --          --              32.75%
------------------------------------------------------------------------------------------------------------------------------------



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Portfolios after 12/31/99 but that were effective on 12/31/99 or (ii) any purchases or redemptions of Portfolio shares completed after 12/31/99 that were effective on 12/31/99.

There are certain risks associated with investing in foreign markets, such as currency fluctuations and political and economic instability. There are also additional risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing.

       Montgomery
  Institutional Series
  INTERNATIONAL GROWTH
      PORTFOLIO
  Portfolio Highlights
      (Unaudited)

PORTFOLIO MANAGEMENT

John Boich, CFA ..........................              Senior Portfolio Manager
Oscar Castro, CFA ........................              Senior Portfolio Manager

       PERFORMANCE
Average annual total returns
for the period ended 12/31/99

 MONTGOMERY INSTITUTIONAL SERIES:
  INTERNATIONAL GROWTH PORTFOLIO
Since inception (6/30/98) ................................                17.94%
One year .................................................                26.77%

        MSCI EAFE Index
Since 6/30/98 .........................................                   19.98%
One year ..............................................                   26.96%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

I N V E S T M E N T   R E V I E W



Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED
DECEMBER 31, 1999?

A: A very strong relative performance in the final three months of the year more than made up for a soft start. As a result, we are pleased to report that the Portfolio outperformed its benchmark, the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) Index, over the six-month period, returning 25.90%, versus 22.27% for the index.

Q: WHAT FACTORS CONTRIBUTED MOST TO THE PORTFOLIO'S STRONG
RELATIVE PERFORMANCE?

A: The same positioning that hurt performance at the beginning of the period proved to be a positive in the final three months of 1999. During the third quarter of 1999, the performance of growth stocks suffered due to concerns over rising interest rates in Europe and the United States. Japan was the best-performing market, partly due to a 14% appreciation in the value of the yen against the dollar. By the fourth quarter, however, interest rate concerns had dissipated the yen began to stabilize as did the euro, which had been extremely soft. As a result, growth stocks returned to favor, specifically in the technology and telecommunications sectors, and investors again showed greater interest in Europe.

The Portfolio was very well positioned to take advantage of these trends in the latter part of the year. Based on our bottom-up stock selection process, the Portfolio was overweighted in the communications and technology sectors in Europe and therefore participated in the rallies in those sectors. Both stock selection and country allocation decisions added to relative returns during the quarter. Most of the outperformance was attributable to stock selection. Stock selection in Japan was particularly strong, as the Portfolio's Japanese holdings gained approximately 30%, while the Nikkei 225 Index rose by 17% for the quarter.


Q: WERE THERE ANY STOCKS THAT MADE A PARTICULARLY STRONG
CONTRIBUTION TO RETURNS?

A: Reflecting the Portfolio's changeable fortunes, two stocks in particular enjoyed outstanding gains toward the end of the year, more than making up for a volatile start to the period. These were Freeserve PLC (0.65% of net assets as of 12/31/99), a U.K. Internet service provider, and Global TeleSystems Group (1.27% of net assets as of 12/31/99), a telecommunications company that is positioned at the forefront of the Internet wave through its ownership interest in the largest data network in Europe. We are pleased to note that our fundamentally based stock selection process, which contributed to our decision to add to these positions when their prices softened, worked well as their valuations rebounded strongly in the final three months of the year.

Communications and technology weren't the only sectors in which our process identified stocks that boosted returns. In the underperforming healthcare sector, for exam-

[Growth of a $10,000 Investment]

                            Institutional
                            International         MSCI EAFE
                               Growth               Index

                Jun-98         10000                10000
                Jul-98         10230                10104
                Aug-98          8790                 8854
                Sep-98          8369                 8585
                Oct-98          9109                 9482
                Nov-98          9639                 9970
                Dec-98         10110                10366
                Jan-99         10480                10338
                Feb-99          9940                10094
                Mar-99          9780                10518
                Apr-99         10071                10946
                May-99          9841                10385
                Jun-99         10180                10792
                Jul-99         10220                11082
                Aug-99         10100                11122
                Sep-99          9950                11234
                Oct-99         10530                11655
                Nov-99         11399                12060
                Dec-99         12816                13142


(1) The Morgan Stanley Capital International EAFE Index is composed of approximately 20 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

     Montgomery
  Institutional Series
   INTERNATIONAL GROWTH
      PORTFOLIO
Portfolio Highlights
    (Unaudited)

ple, Aventis (1.37% of net assets as of 12/31/99) a pharmaceuticals company that was born out of the merger between Rhone-Poulenc and Hoechst was also a strong contributor to performance.


Q: DO YOU STILL LIKE THE PROSPECTS FOR TECHNOLOGY AND TELECOMMUNICATIONS STOCKS FOLLOWING THE RAPID INCREASE IN VALUATIONS TOWARD THE END OF THE YEAR?

A: We believe that the key to performance at the beginning of the year will be judging our exposure to telecommunications and technology. Because of the strong price appreciation in these stocks in the fourth quarter, many are now at historically high valuation levels. In our view high valuations combined with a rising interest rate environment in Europe will likely lead to short-term volatility in these securities. As a result, we have already taken profits in companies that have met our price targets and reduced the Portfolio's overweight position in these sectors.

In the long run, however, we remain positive about the market's prospects and are still excited about the telecommunications and technology stocks that we own. We believe that these stocks will likely continue to drive economic growth and also believe that the investment environment will be more hospitable to them in the second half of the year once interest rates have peaked as a result of accelerating macroeconomic growth in Europe and Japan. Reflecting this view, we intend to add to those stocks with the most favorable fundamentals on price weakness.



Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED, AND WHERE DO YOU SEE THE BEST OPPORTUNITIES IN THE COMING YEAR?

A: Looking forward, we expect interest rates to increase in the United States and Europe during the first half of 2000, against a backdrop of accelerating growth in Europe. In light of our changing interest rate assumptions, we have reassessed the Portfolio's holdings; we have reduced our exposure to the companies most negatively affected and have added to companies we feel are less vulnerable.

We also intend to add to companies identified by our stock selection process in sectors such as consumer durables, companies that we believe will also benefit from accelerating growth in Europe and an improved second-half interest rate environment. By sticking to our disciplined process and using primary original research, we hope to continue reporting solid results.



--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------
(as a percentage of total net assets)
Sony Corporation .....................................................      2.9%
Mannesmann AG ........................................................      2.8%
Nippon Telegraph & Telephone
Corporation ..........................................................      2.7%
Nokia Oyj ............................................................      2.6%
VNU N.V. ..............................................................      2.1%
Telecom Italia Mobile SpA ............................................      2.0%
Glaxo Wellcome PLC ...................................................      1.9%
Invensys PLC .........................................................      1.9%
Hitachi Ltd. .........................................................      1.7%
Koninklijke KPN, N.V. .................................................      1.6%



--------------------------------------------------------------------------------
TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
(as a percentage of total net assets)
Japan ..................................................                   20.6%
France .................................................                   17.0%
Netherlands ............................................                   14.7%
United Kingdom .........................................                   13.4%
Germany ................................................                    8.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Investors should be aware that there are risks associated with investing in funds of this type that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

      Montgomery
  Institutional Series
  INTERNATIONAL GROWTH
      PORTFOLIO

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

     Shares                                                       Value (Note 1)

COMMON STOCKS - 93.3%
AUSTRALIA - 2.3%
   324,407      Australia & New Zealand Banking Group
                Ltd. (Non-U.S. Banks) .........................       $2,358,159
 1,270,900      Cable & Wireless Optus Ltd.
                (Other Telephone/Communication) ...............        4,243,587
                                                                      ----------
                                                                       6,601,746

BELGIUM - 1.3%
   104,600      Global TeleSystems Group, Inc.+
                (Other Telephone/Communication) ...............        3,621,775
BRAZIL - 1.3%
    28,300      Telebras, Sponsored ADR
                (Other Telephone/Communication) ...............        3,636,550
CHINA/HONG KONG - 2.2%
   329,000      Cheung Kong Holdings Ltd. (Real Estate) .......        4,179,423
   334,000      Henderson Land Development Company,
                Ltd. (Real Estate) ............................        2,144,028
                                                                      ----------
                                                                       6,323,451

FINLAND - 3.7%
    37,500      Helsinki Telephone
                (Other Telephone/Communication) ...............        3,127,143
    40,580      Nokia Oyj
                (Telecommunications Equipment) ................        7,365,385
                                                                      ----------
                                                                      10,492,528

FRANCE - 17.0%
    17,700      Air Liquide S.A. (Specialty Chemicals) ........        2,966,301
   108,672      Alstom (Electrical Products) ..................        3,627,075
    66,900      Aventis S.A. (Major Pharmaceuticals) ..........        3,892,359
    25,960      Axa (Multi-Line Insurance) ....................        3,622,861
    39,470      Banque Nationale de Paris
                (Non-U.S. Banks) ..............................        3,645,638
    14,500      Carrefour S.A. (Food Chains) ..................        2,677,117
    14,200      Castorama Dubois S.A.
                (Building Materials) ..........................        4,324,204
    13,060      Coflexip S.A. (Oilfield Services/Equipment) ...          950,146
    32,890      France Telecom S.A.
                (Other Telephone/Communication) ...............        4,354,512
     6,010      Societe Television Francaise (Broadcasting) ...        3,151,293
    28,000      STMicroelectronics N.V.+
                (Semiconductors) ..............................        4,314,121
    21,190      Total Fina S.A., Class B
                (Oil Refining/Marketing) ......................        2,831,117
    50,200      Valeo S.A. (Auto Parts: O.E.M.) ...............        3,877,425
    46,526      Vivendi (Non-U.S. Utilities) ..................        4,205,881
                                                                      ----------
                                                                      48,440,050

GERMANY - 6.4%
    33,100      Deutsche Telecom AG
                (Other Telephone/Communication) ...............        2,359,708

GERMANY - CONTINUED
    39,700      Epcos AG+ (Electronic Components) .............       $2,982,344
    33,800      HypoVereinsbank AG (Non-U.S. Banks) ...........        2,310,773
    33,179      Mannesmann AG (Cellular Telephone) ............        8,012,716
    19,700      SAP AG, ADR (Computer Software) ...............        1,025,631
    12,860      Siemens AG
                (Diversified Electronic Products) .............        1,637,779
                                                                      ----------
                                                                      18,328,951

ITALY - 2.4%
   244,000      Credito Italiano SpA (Non-U.S. Banks) .........        1,200,661
   505,800      Telecom Italia Mobile SpA
                (Cellular Telephone) ..........................        5,656,155
                                                                       6,856,816
JAPAN - 20.6%
   355,000      Asahi Glass Company, Ltd.
                (Building Materials) ..........................        2,746,796
   270,000      Bank of Tokyo-Mitsubishi Ltd.
                (Non-U.S. Banks) ..............................        3,760,931
   264,000      Daiwa Securities Group, Inc.
                (Investment Bankers/Brokers/Services) .........        4,129,277
     7,500      Fanuc Ltd.
                (Industrial Machinery/Components) .............          954,465
   327,000      Fuji Bank Ltd. (Non-U.S. Banks) ...............        3,176,279
   102,000      Fujitsu Ltd. (EDP Services) ...................        4,649,516
   303,000      Hitachi Ltd.
                (Diversified Electronic Products) .............        4,860,804
   114,000      KAO Corporation
                (Package Goods/Cosmetics) .....................        3,250,611
    50,000      Matsushita Electric Industrial Company,
                Ltd. (Diversified Electronic Products) ........        1,384,134
   117,000      Mitsubishi Estate Company, Ltd.
                (Real Estate) .................................        1,141,045
   164,000      Mitsui Fudosan Company, Ltd.
                (Real Estate) .................................        1,110,124
   579,000      Nippon Steel Company (Steel/Iron Ore) .........        1,353,624
       445      Nippon Telegraph & Telephone
                Corporation
                (Other Telephone/Communication) ...............        7,617,627
   676,000      Nissan Motor Company, Ltd.
                (Motor Vehicles) ..............................        2,658,241
     3,160      Shohkoh Fund & Company, Ltd.
                (Finance Companies) ...........................        1,250,338
    28,300      Sony Corporation
                (Consumer Electronics/Appliances) .............        8,387,851
    26,000      Tokyo Electron Ltd.
                (Electronic Production Equipment) .............        3,560,599
    57,000      Toyota Motor Corporation
                (Motor Vehicles) ..............................        2,759,953
                                                                      58,752,215
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

   Montgomery
 Institutional Series
 INTERNATIONAL GROWTH
     PORTFOLIO

      Shares                                                      Value (Note 1)
COMMON STOCKS -  CONTINUED
KOREA - 1.5%
    18,480      Samsung Electronics Company
                (Diversified Electronic Products) .............       $4,329,089
NETHERLANDS - 14.7%
    94,500      ABN AMRO Holdings N.V.(Non-U.S. Banks) ........        2,363,167
    18,400      Aegon N.V. (Life Insurance) ...................        1,779,292
    78,300      Akzo Nobel N.V. (Major Chemicals) .............        3,931,896
    25,000      Equant N.V.+
                (Other Telephone/Communication) ...............        2,841,024
    51,100      Fortis N.V.
                (Diversified Finance Companies) ...............        1,842,077
    71,100      Heineken N.V. (Alcoholic Beverages) ...........        3,471,405
    59,500      ING Groep N.V.
                (Diversified Financial Services) ..............        3,596,207
    47,645      Koninklijke KPN, N.V.
                (Other Telephone/Communication) ...............        4,655,347
    73,000      Laurus N.V. (Food Chains) .....................        1,317,610
    51,400      Unilever N.V. (Packaged Foods) ................        2,798,087
    25,200      United Pan-Europe Communications N.V.+
                (Cable Television) ............................        3,227,121
   155,097      Vendex N.V. (Department Store Chains) .........        4,128,747
   111,700      VNU N.V. (Books/Magazines) ....................        5,877,169
                                                                     -----------
                                                                      41,829,149

NEW ZEALAND - 1.4%
   825,000      Telecom Corporation of New Zealand Ltd.
                (Other Telephone/Communication) ...............        3,879,554
NORWAY - 1.0%
   165,300      Petroleum Geo-Services, Sponsored ADR+
                (Oilfield Services/Equipment) .................        2,944,406
SPAIN - 0.9%
   220,900      Banco Santander Central Hispano S.A.
                (Non-U.S. Banks) ..............................        2,503,646
SWEDEN - 0.8%
    17,600      Ericsson AB, ADR
                (Telecommunications Equipment) ................        1,155,550
    16,400      Ericsson AB, Class B
                (Telecommunications Equipment) ................        1,056,507
                                                                     -----------
                                                                       2,212,057
SWITZERLAND - 1.2%
       572      Julius Baer Holding AG (Non-U.S. Banks) .......        1,728,759
     6,010      UBS AG (Non-U.S. Banks) .......................        1,623,814
                                                                     -----------
                                                                       3,352,573

TAIWAN - 0.4%
    64,500      Hon Hai Precision Industry Company,
                Ltd.+ (EDP Services) ..........................        1,256,138
UNITED KINGDOM - 13.4%
   140,700      Allied Zurich PLC
                (Diversified Financial Services) ..............        1,667,966
   130,000      Barclays PLC (Non-U.S. Banks) .................        3,741,521

UNITED KINGDOM - CONTINUED
   144,800      British Telecom PLC
                (Other Telephone/Communication) ...............       $3,507,979
   795,800      Corus Group PLC (Specialty Steels) ............        2,075,743
   478,400      Diageo PLC (Alcoholic Beverages) ..............        3,813,076
   197,400      Freeserve PLC+
                (Internet Services) ...........................        1,850,745
   191,130      Glaxo Wellcome PLC
                (Major Pharmaceuticals) .......................        5,414,465
   278,906      HSBC Holdings PLC
                (Diversified Financial Services) ..............        3,869,440
   999,400      Invensys PLC
                (Industrial Machinery/Components) .............        5,375,027
   640,700      National Power PLC (Non-U.S. Utilities) .......        3,683,849
   108,300      Prudential Corporation PLC
                (Life Insurance) ..............................        2,125,210
   232,200      Vodafone AirTouch PLC
                (Cellular Telephone) ..........................        1,144,761
                                                                     -----------
                                                                      38,269,782

UNITED STATES - 0.8%
    92,700      Infonet Services Corporation+
                (EDP Services) ................................        2,433,375
                                                                     -----------
TOTAL COMMON STOCKS
(Cost $217,965,497) ...........................................      266,063,851
                                                                     -----------
PREFERRED STOCKS - 1.7%
GERMANY - 1.7%
       925   Porsche AG (Motor Vehicles) ......................        2,537,006
     3,600   SAP AG (Computer Software) .......................        2,170,774
                                                                     -----------
TOTAL PREFERRED STOCKS
(Cost $4,236,786) .............................................        4,707,780
                                                                     -----------

MONEY MARKET FUND - 0.0%@
      668   Chase Vista Federal Money Market Fund
            (Cost $668) .......................................              668
                                                                     -----------
TOTAL SECURITIES
(Cost $222,202,951) ...........................................      270,772,299
                                                                     -----------
Principal Amount

REPURCHASE AGREEMENTS - 3.1%
$ 8,853,000 Agreement with Greenwich Capital Markets, Tri-Party,
            5.500% dated 12/31/99, to be repurchased at
            $8,857,002 on 01/03/00, collateralized by $9,030,236
            market value of U.S. government and mortgage-backed
            securities, having various maturities and interest
            rates (Cost $8,853,000) ...........................        8,853,000
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

     Montgomery
  Institutional Series
  INTERNATIONAL GROWTH
      PORTFOLIO

                                                                  Value (Note 1)

TOTAL INVESTMENTS - 98.1%
(Cost $231,055,951*) .........................................     $ 279,625,299

OTHER ASSETS AND LIABILITIES - 1.9% ..........................         5,393,899
                                                                   -------------

NET ASSETS - 100.0% ..........................................     $ 285,019,198
                                                                   =============

*      Aggregate cost for federal tax purposes.

+      Non-income-producing security.

@      Amount represents less than 0.1%.

Abbreviations
ADR     American Depositary Receipt





6
The accompanying notes are an integral part of these financial statements.

       Montgomery
   Institutional Series
    EMERGING MARKETS
    FOCUS PORTFOLIO
   Portfolio Highlights
      (Unaudited)


I N V E S T M E N T   R E V I E W



Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED DECEMBER
31, 1999?

A: We are pleased to report that the Portfolio enjoyed exceptional performance over the past six months, returning 31.23%, versus a return of 18.98% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. These returns maintain the Portfolio's strong track record: As of December 31, 1999, it returned 122.38% for the year and 32.75% since its inception on 12/31/97, compared with returns for the benchmark of 66.41% and 11.46%, respectively. As a result, Lipper Analytical Services, Inc., ranked it number three of 180 emerging markets funds for the one-year and since-inception periods ended 12/31/99.(*)



Q: WHAT STRATEGY HELPED YOU TO ACHIEVE SUCH GOOD RESULTS?

A: Unlike most emerging markets funds, which invest broadly across the emerging markets, the strategy of the Montgomery Emerging Markets Focus Portfolio is to concentrate its assets in no less than three but no more than 10 attractive, relatively liquid markets and no more than 25 stocks. Last year this strategy allowed us to avoid some of the difficulties associated with investing in emerging markets and it has also worked to our advantage in the fiscal year beginning July 1, 1999. Although the recovery in the emerging markets has presented us with ample attractive opportunities over the past six months, based on our rigorous analysis and our disciplined focused approach we have allocated assets to where we believe they will achieve the best returns. This strategy has allowed us to realize greater gains than the average emerging markets fund (as shown by the Lipper ranking noted above).

For example, in October we identified some very interesting opportunities in Mexico, a market that we believed would outperform on the basis of improving macroeconomic fundamentals. Because the Portfolio was invested in the maximum number of stocks at the time, devoting more assets to the Mexican market meant reducing our exposure to other markets. As a result, we took profits from some of our investments in India and South Africa. We sold companies such as South African diamond conglomerate De Beers, which had appreciated by 35% since we added it to the Portfolio, and put the money into companies that we believed to have even greater upside potential. Our efforts were rewarded, as Mexico proved to be one of the best-performing markets in the final three months of 1999.

Q: WERE THERE ANY PARTICULAR STOCKS THAT MADE A STRONG CONTRIBUTION TO PERFORMANCE?

A: In addition to the Portfolio's Mexican holdings, a number of the raw materials companies also made significant contributions to performance over the period. These included Impala Platinum, a South African platinum producer (5.60% of net assets as of 12/31/99), which appreciated nicely over the period as a result of a higher price for


PORTFOLIO MANAGEMENT

Josephine Jimenez, CFA............................................        Senior
                                                               Portfolio Manager

PERFORMANCE
Average annual total returns
for the period ended 12/31/99

                         MONTGOMERY INSTITUTIONAL SERIES:
                         EMERGING MARKETS FOCUS PORTFOLIO

Since inception (12/31/97) ..............................                 32.75%
One year ................................................                122.38%

MSCI EMERGING MARKETS FREE INDEX

Since 12/31/97 ..........................................                 11.46%
One year ................................................                 66.41%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


[GROWTH OF A $10,000 INVESTMENT GRAPHIC]



(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(*) The Montgomery Emerging Market Focus Portfolio was ranked number three out of 180 emerging markets funds since inception based on a return of 32.75% for the period ended December 31, 1999, according to Lipper Analytical Services, Inc. Ratings for share classes may vary. All performance figures reflect a partial waiver of fees where applicable. Lipper Analytical Services, Inc., is a nationally recognized, independent company that compiles performance data on mutual funds. Lipper rankings are based on total return.

        Montgomery
   Institutional Series
    EMERGING MARKETS
     FOCUS PORTFOLIO
   Portfolio Highlights
      (Unaudited)

TOP TEN HOLDINGS
(as a percentage of total net assets)

Telefonos de Mexico S.A., ADR ........................................      5.7%
Samsung Electronics Company ..........................................      5.7%
Grupo Financiero Banamex
Accival S.A. de C.V. .................................................      5.6%
Impala Platinum Holdings Ltd. ........................................      5.6%
Aracruz Celulose S.A., Sponsored ADR .................................      5.1%
Cia Vale do Rio Doce, Sponsored ADR ..................................      4.9%
Kimberly-Clark de Mexico
S.A. de C.V. .........................................................      4.6%
Taiwan Semiconductor Company .........................................      4.6%
United Microelectronics
Corporation, Ltd. ....................................................      4.4%
Arcelik A.S. .........................................................      4.4%

TOP FIVE COUNTRIES
(as a percentage of total net assets)
Mexico ................................................                    26.8%
Taiwan ................................................                    16.9%
Brazil ................................................                    10.0%
Korea .................................................                     9.4%
South Africa ..........................................                     8.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Investors should be aware that there are risks associated with investing in funds of this type that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


platinum. As global growth accelerated, demand for platinum rings improved. In addition, platinum is a key component in catalytic converters, so we benefited from higher worldwide automobile sales. Brazilian pulp manufacturer Aracruz (5.11% of net assets as of 12/31/99), was another holding that substantially outperformed the market averages. This stock benefited from a significant increase in pulp prices.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: There were very few disappointments during the period, and we believe that those stocks that underperformed have the potential to rebound and contribute to future returns. For instance, Egyptian Company for Mobile Services (4.11% of net assets as of 12/31/99), an Egyptian provider of wireless phone services, failed to perform as well as expected following its addition to the Portfolio due to Year 2000 readiness concerns. Nevertheless, its subscriber base continues to grow very rapidly, and as a result we believe that the stock has plenty of upside potential.



Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN EMERGING MARKETS TO BE IN THE NEW YEAR, AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Moving into the New Year, we continue to see plenty of opportunities across the emerging markets. We are very excited about some of the Asian technology companies, particularly DRAM chip manufacturers. Some semiconductor companies are currently experiencing top-line growth of 60 to 80%, and we believe that this trend will continue. In view of this, we are currently overweighted in this sector.

In terms of individual country exposure, while we continue to like the prospects for Mexico, we are also becoming more optimistic about Brazil. We expect that the Brazilian economy is likely to see a recovery in 2000, and we believe that specific domestically oriented companies may enjoy improving growth prospects. We also like Hong Kong, where, similar to Brazil, economic growth is beginning to accelerate, which may attract funds to certain sectors, such as property, that have recently been out of favor.

Because of the wealth of opportunities in these and other markets, we are currently fully invested in 10 markets and 25 stocks. We will continue to seek out the best ideas among the attractive, well-managed companies we have identified as potential additions to the Portfolio and look for markets that are experiencing accelerating momentum. Although past performance is no guarantee of future returns, through this strategy we hope to continue providing you with above-average returns.

As of 12/22/99 the Montgomery Institutional Series: Emerging Markets Focus Portfolio was reclassified from its current institutional Class I structure to no-load, retail Class R shares.

           Montgomery
        Institutional Series
          EMERGING MARKETS
          FOCUS PORTFOLIO
I  n  v  e  s  t  m  e  n  t  s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

     Shares                                                       Value (Note 1)
COMMON STOCKS - 97.3%
BRAZIL - 10.0%
      5,000     Aracruz Celulose S.A., Sponsored ADR
                (Paper) ........................................       $ 131,250
      4,500     Cia Vale do Rio Doce, Sponsored ADR
                (Other Metals/Minerals) ........................         125,452
                                                                     -----------
                                                                         256,702

CHINA/HONG KONG - 4.0%
       800      China Telecom Ltd., ADR+
                (Other Telephone/Communication) ................         102,850
EGYPT - 4.1%
      2,300     Egyptian Company for Mobile Services
                (Cellular Telephone) ...........................         105,394
INDIA - 4.9%
      3,600     Reliance Industries Ltd., GDR (Textiles) .......          51,480
      3,000     Videsh Sanchar Nigam Ltd., GDR
                (Other Telephone/Communication) ................          73,800
                                                                     -----------
                                                                         125,280

ISRAEL - 4.4%
     53,000     Bank Leumi Le-Israel (Non-U.S. Banks) ..........         111,652
KOREA - 9.4%
       800      Pohang Iron & Steel Company, Ltd.
                (Steel/Iron Ore) ...............................          95,112
       624      Samsung Electronics Company
                (Diversified Electronic Products) ..............         146,177
                                                                     -----------
                                                                         241,289

MEXICO - 26.8%
      2,500     Cemex S.A. de C.V., Sponsored ADR+
                (Building Materials) ...........................          69,687
     53,000     Cifra S.A.+ (Other Specialty Stores) ...........         106,224
     36,000     Grupo Financiero Banamex Accival S.A. de
                C.V.+ (Non-U.S. Banks) .........................         144,304
     21,000     Grupo Mexico S.A., Series B
                (Other Metals/Minerals) ........................         104,003
     30,000     Kimberly-Clark de Mexico S.A. de C.V.
                (Package Goods/Cosmetics) ......................         117,089
      1,300     Telefonos de Mexico S.A., ADR
               (Other Telephone/Communication) .................         146,250
                                                                     -----------
                                                                         687,557

SOUTH AFRICA - 8.4%
      2,400    Anglo American Platinum Corporation,
               Ltd. (Precious Metals) ..........................          72,975
      3,550    Impala Platinum Holdings Ltd.
               (Precious Metals) ...............................         143,732
                                                                     -----------
                                                                         216,707

TAIWAN - 16.9%
     12,000    Hon Hai Precision Industry Company,
               Ltd.+ (EDP Services) ............................          89,469

TAIWAN - CONTINUED
     17,000    Synnex Technology International
               Corporation (Electronics Distributors) ..........     $   111,582
     22,000    Taiwan Semiconductor Company+
               (Electronic Production Equipment) ...............         117,062
     32,000    United Microelectronics Corporation, Ltd.+
               (Semiconductors) ................................         114,195
                                                                     -----------
                                                                         432,308

TURKEY - 8.4%
  1,720,000    ARCELIK A.S.
               (Consumer Electronics/Appliances) ...............         112,574
  3,354,000    Yapi Ve Kredi Bankasi A.S.
               (Non-U.S. Banks) ................................         103,576
                                                                     -----------
                                                                         216,150
                                                                     -----------

TOTAL COMMON STOCKS
(Cost $1,829,113) ..............................................       2,495,889
                                                                     -----------
MONEY MARKET FUND - 0.0%@
       476   Chase Vista Federal Money Market Fund
             (Cost $476) .......................................             476
                                                                     -----------
TOTAL SECURITIES
(Cost $1,829,589) ..............................................       2,496,365
                                                                     -----------
 Principal Amount

REPURCHASE AGREEMENT - 0.2%
$   5,000    Agreement with Greenwich Capital
             Markets, Tri-Party, 5.500% dated 12/31/99,
             to be repurchased at $5,002 on 01/03/00,
             collateralized by $5,100 market value of
             U.S. government and mortgage-backed
             securities, having various maturities and
             interest rates
             (Cost $5,000) .....................................           5,000
                                                                     -----------
TOTAL INVESTMENTS - 97.5%
(Cost $1,834,589*) .............................................       2,501,365

OTHER ASSETS AND LIABILITIES - 2.5%
(Net) ..........................................................          64,890
                                                                     -----------
NET ASSETS - 100.0% ............................................     $ 2,566,255
                                                                     ===========

*  Aggregate cost for federal tax purposes.

+  Non-income-producing security.

@  Amount represents less than 0.1%.

Abbreviations
ADR     American Depositary Receipt
GDR     Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

         Montgomery
     Institutional Series
        STATEMENTS OF
   ASSETS AND LIABILITIES
D e c e m b e r   3 1 ,   1 9 9 9
       (Unaudited)


                                                      INTERNATIONAL GROWTH         EMERGING MARKETS
ASSETS:                                                    PORTFOLIO                FOCUS PORTFOLIO
---------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities ....................................      $270,772,299              $  2,496,365
     Repurchase agreements .........................         8,853,000                     5,000
                                                          ------------              ------------
Total Investments                                          279,625,299                 2,501,365
Foreign currency, at value
(Cost $828,525 and $112,892, respectively) .........           819,630                   113,628
Receivables:
     Dividends .....................................           137,715                     6,809
     Interest ......................................             5,479                       291
     Expenses absorbed by Manager ..................           373,491                   159,327
     Shares of beneficial interest sold ............            58,223                     8,724
     Investment securities sold ....................         5,747,846                        --
Deferred organization costs (note 1) ...............            21,500                    12,753
Other assets .......................................             2,097                     2,568
                                                          ------------              ------------
Total Assets                                               286,791,280                 2,805,465
                                                          ------------              ------------

LIABILITIES:
---------------------------------------------------------------------------------------------------
Payables:
     Shares of beneficial interest redeemed ........               266                       --
     Investment securities purchased ...............           677,339                       --
     Management fees ...............................           462,227                   73,889
     Administration fees ...........................            12,983                      172
     Custodian fees ................................             2,204                    8,479
     Trustees' fees and expenses ...................             7,086                      813
     Accounting fees ...............................             3,631                    1,238
     Cash overdrafts payable to custodian ..........           544,846                   72,638
     Transfer agency and servicing fees ............               217                   13,434
     Other accrued liabilities and expenses ........            61,283                   68,547
                                                          ------------              ------------
Total Liabilities                                            1,772,082                  239,210
                                                          ------------              ------------
Net Assets                                                $285,019,198             $  2,566,255
Investments at identified cost .....................      $231,055,951             $  1,834,589

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions
 in excess of net investment income/accumulated
 net investment loss) ..............................      $    178,453             $    (15,651)
Accumulated net realized gain/(loss) on
 securities sold, securities sold short and foreign-
 currency transactions .............................        12,076,827                 (984,815)
Net unrealized appreciation of investments,
 foreign-currency transactions and other assets ....        48,560,946                  667,500
Shares of beneficial interest ......................           226,165                    1,510
Additional paid-in capital .........................       223,976,807                2,897,711
                                                          ------------              ------------
Net Assets .........................................      $285,019,198             $  2,566,255


NET ASSETS:
---------------------------------------------------------------------------------------------------
Number of Portfolio shares outstanding .............        22,616,549                  150,994
Net asset value, offering and redemption price
 per share outstanding .............................      $      12.60             $      17.00
                                                          ------------              ------------

The accompanying notes are an integral part of these financial statements.

       Montgomery
  Institutional Series
 STATEMENTS OF OPERATIONS
Six Months Ended December 31, 1999
       (Unaudited)

                                                                                        INTERNATIONAL GROWTH        EMERGING MARKETS
NET INVESTMENT INCOME:                                                                       PORTFOLIO               FOCUS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .....................................................................              $    290,473               $      4,710
Dividends (net of foreign withholding taxes) .................................                   711,934                     32,969
                                                                                            ------------               ------------
Total Income                                                                                   1,002,407                     37,679
                                                                                            ------------               ------------
EXPENSES:

Custodian fees ...............................................................                    40,378                      8,363
Transfer agency and servicing fees ...........................................                     3,751                     18,812
Management fee (note 2) ......................................................                   887,599                     11,832
Administration fee (note 2) ..................................................                    49,054                        752
Legal and audit fees .........................................................                    26,967                     13,615
Trustees' fees ...............................................................                     5,839                         89
Registration fees ............................................................                    17,816                     11,559
Accounting expenses ..........................................................                    29,944                     36,441
Printing fees ................................................................                    27,685                      1,957
Amortization of organization expenses (note 1) ...............................                     2,515                      1,732
Other ........................................................................                     8,513                     23,642
Tax expense ..................................................................                     6,579                      2,277
                                                                                            ------------               ------------
Total Expenses                                                                                 1,106,640                    131,071
Fees deferred and/or expenses absorbed by Manager (note 2) ...................                  (221,700)                  (113,204)
                                                                                            ------------               ------------
Net Expenses                                                                                     884,940                     17,867
                                                                                            ------------               ------------
NET INVESTMENT INCOME                                                                            117,467                     19,812
                                                                                            ------------               ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:

     Securities transactions .................................................                16,947,560                    565,852
     Securities sold short ...................................................                      --                       (6,231)
     Foreign-currency transactions and other assets ..........................                (2,544,725)                   (11,715)
                                                                                            ------------               ------------
Net Realized Gain on Investments                                                              14,402,835                    547,906
Net change in unrealized appreciation/(depreciation) of:
     Securities ..............................................................                44,874,286                     43,816
     Forward foreign-currency exchange contracts .............................                    62,116                       --
     Foreign-currency transactions and other assets ..........................                   (11,899)                    (2,036)
                                                                                            ------------               ------------
Net Unrealized Appreciation of Investments                                                    44,924,503                     41,780
                                                                                            ------------               ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                               59,327,338                    589,686
                                                                                            ------------               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 59,444,805               $    609,498
                                                                                            ------------               ------------
Foreign withholding taxes ....................................................              $     97,987               $        224
                                                                                            ------------               ------------


The accompanying notes are an integral part of these financial statements.

     Montgomery
  Institutional Series
    STATEMENTS OF
  CHANGES IN NET ASSETS
Six Months Ended December 31, 1999
      (Unaudited)


                                                                                             INTERNATIONAL GROWTH   EMERGING MARKETS
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                                PORTFOLIO         FOCUS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Net investment income ..................................................................        $     117,467         $      19,812
Net realized gain on securities, forward foreign currency exchange contracts, futures contracts and foreign currency transactions and other assets during
   the period ..........................................................................           14,402,835               547,906
Net unrealized appreciation of securities, forward foreign currency exchange
   contracts, foreign currency transactions and other assets during the period .........           44,924,503                41,780
                                                                                                ---------------         ------------
Net Increase in Net Assets Resulting from Operations                                               59,444,805               609,498


DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income ...............................             (257,572)              (35,463)
Distributions to shareholders from net realized gains on investments ...................           (4,272,148)                 --


BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 5) .................           81,273,098              (558,787)
                                                                                                ---------------         ------------
Net Increase in Net Assets                                                                        136,188,183                15,248

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ....................................................................          148,831,015             2,551,007
End of Period                                                                                   $ 285,019,198         $   2,566,255
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)               $     178,453         $     (15,651)


Year Ended June 30, 1999


                                                                                            INTERNATIONAL GROWTH  EMERGING MARKETS
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                                  PORTFOLIO     FOCUS PORTFOLIO(*)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income ....................................................................         $  1,180,867         $        227
Net realized gain on securities, forward foreign currency exchange contracts, futures contracts, foreign currency transactions and other assets during the
   period ................................................................................            1,083,288              281,187
Net unrealized appreciation of securities, forward foreign currency exchange
contracts, foreign currency transactions and other assets during the period ..............            3,636,443              402,145
                                                                                                ---------------         ------------
Net Increase in Net Assets Resulting from Operations                                                  5,900,598              683,559


DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income .................................                 --                   --
Distributions to shareholders from net realized gains on investments .....................                 --                   --


BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net increase from beneficial interest transactions (note 5) ..............................          142,930,417              103,468
                                                                                                ---------------         ------------
Net Increase in Net Assets                                                                          148,831,015              787,027

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ......................................................................                 --              1,763,980
End of Period                                                                                      $148,831,015         $  2,551,007
Accumulated Undistributed Net Investment Income                                                    $    318,558         $       --



(*) For the three-month period ended June 30, 1999. The Portfolio changed its fiscal year end from March 31 to June 30.

The accompanying notes are an integral part of these financial statements.

   Montgomery
Institutional Series
FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO

Selected Per-Share Data for the Year or Period Ended:

                                                                                              12/31/99     Fiscal Year Ended June 30
                                                                                            (Unaudited)             1999(a)

Net Asset Value - Beginning of Period                                                       $     10.18              $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              0.02                     0.08
Net realized and unrealized gain on investments                                                    2.60                     0.10
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                                    2.62                     0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                              (0.01)                      --
Distributions from net realized capital gains                                                     (0.19)                      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (0.20)                      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                             $     12.60              $     10.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(*)                                                                                   25.90%                    1.80%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                         $   285,019              $   148,831
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                               0.12%(+)                 1.50%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                             $     (0.01)             $      0.07
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                             203%                     155%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                   0.90%(+)                 0.90%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense               1.13%(+)                 1.09%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                   0.90%(+)                 0.90%
------------------------------------------------------------------------------------------------------------------------------------


(a)  The International Growth Portfolio commenced operations on June 30, 1998.

(*)  Total return represents aggregate total return for the periods indicated.

(+)  Annualized.

The accompanying notes are an integral part of these financial statements.

     Montgomery
 Institutional Series
 FINANCIAL HIGHLIGHTS


EMERGING MARKETS FOCUS PORTFOLIO



 CLASS R SHARES(a)
Selected Per-Share Data for the Year or Period Ended:
                                                                                    12/31/99            Three Months Ended June 30,
                                                                                     (Unaudited)                  1999(c)
NET ASSET VALUE - BEGINNING OF PERIOD                                               $      13.15              $       9.63
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                       0.14                      0.04
Net realized and unrealized gain/(loss) on investments                                      3.95                      3.48
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                                   4.09                      3.52
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                       (0.24)                       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (0.24)                       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                     $      17.00              $      13.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(*)                                                                            31.23%                    36.55%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                 $      2,566              $      2,551
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                        1.84%(+)                  0.05%(+)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                     $      (0.52)             $      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      343%                      200%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                            1.66%(+)                  1.73%(+)
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
   tax expense                                                                             12.18%(+)                  8.82%(+)
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                            1.60%(+)                  1.73%(+)
------------------------------------------------------------------------------------------------------------------------------------


 CLASS R SHARES(a)
Selected Per-Share Data for the Year or Period Ended:
                                                                                    Fiscal Year Ended March 31,
                                                                                   1999(++)             1998(b)(++)
Net Asset Value - Beginning of Period                                           $      11.43           $      10.00
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   0.12                   0.27
Net realized and unrealized gain/(loss) on investments                                 (1.76)                  1.16
--------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                               (1.64)                  1.43
--------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                   (0.16)                    --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (0.16)                    --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                 $       9.63           $      11.43
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(*)                                                                       (14.04)%                14.40%
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                             $      1,655           $      1,789
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                    1.24%                 10.46%(+)
--------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                 $      (0.52)          $      (0.07)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  437%                    71%
--------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                        2.10%                  2.10%(+)
--------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
   tax expense                                                                          8.68%                 15.34%(+)
--------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                        2.10%                  2.10%(+)
--------------------------------------------------------------------------------------------------------------------


(a)  Formerly named institutional shares.

(b) The Emerging Markets Focus Portfolio commenced operations on December 31, 1997.

(c)  For the period April 1, 1999, to June 30, 1999.

(*)  Total return represents aggregate total return for the periods indicated.

(+)  Annualized.

(++) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

   The Montgomery
      Funds II
       NOTES
to Financial Statements
    (Unaudited)

The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional
Series: Emerging Markets Portfolio. As of December 31, 1999, the Trust had five publicly offered series: Montgomery Balanced Fund (formerly Montgomery U.S. Asset Allocation Fund), Montgomery Global Long-Short Fund, Montgomery Institutional Series: International Growth Portfolio, Montgomery Institutional
Series: Emerging Markets Focus Portfolio, and the Montgomery Institutional
Series: Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares were sold in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to Montgomery Institutional Series: International Growth Portfolio and the Montgomery Institutional Series: Emerging Markets Focus Portfolio (individually, a "Fund" and, collectively, the "Funds"). The financial statements for the other Funds in the Trust have been presented under separate covers.

Montgomery Institutional Series: Emerging Markets Focus Portfolio, which commenced operations on December 31, 1997, has changed its fiscal year end from March 31 to June 30. The Fund's most recent audited financial statements covered the fiscal period ended June 30, 1999.

On November 30, 1999, the Montgomery Institutional Series: Macro Cap Systematic Value Portfolio and the Montgomery Institutional Series: Small Cap Systematic Value Portfolio were closed to new investors. On December 15, 1999, the Montgomery Institutional Series: Macro Cap Systematic Value Portfolio and the Montgomery Institutional Series: Small Cap Systematic Value Portfolio accrued final returns of paid-in capital to shareholders thus liquidating the Funds.

1. SIGNIFICANT ACCOUNTING POLICIES:
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreement transactions either individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company, pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities,during the period the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

c. FOREIGN CURRENCY
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

d. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

Certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign

   The Montgomery
       Funds II
        NOTES
to Financial Statements
     (Unaudited)

currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

e. FUTURES CONTRACTS
Certain Funds may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

f. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of each Fund are declared and paid annually. Distributions of net realized capital gains (including net short-term capital gains) earned by a Fund are distributed at least annually. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

g. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

h. FEDERAL INCOME TAXES
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no federal income-tax or excise-tax provision has been provided.

i. ORGANIZATION COSTS
Expenses incurred in connection with the organization of the Montgomery Institutional Series: International Growth Portfolio and the Montgomery Institutional Series: Emerging Markets Focus Portfolio are amortized on a straight-line basis over a period of five years from the commencement of operations.

j. EXPENSES
General expenses of the Trust are allocated to the Funds based on relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER
TRANSACTIONS WITH AFFILIATES:
a. Montgomery Asset Management, LLC, is the Funds' Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and

   The Montgomery
       Funds II
        NOTES
to Financial Statements
     (Unaudited)


Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trust with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreements. Under Operating Expense Agreements with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest expense, extraordinary expenses and taxes, at or below the following percentages of each Fund's average net assets: 0.90% for the International Growth Portfolio and 1.60% for the Emerging Markets Focus Portfolio. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided a Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreements have rolling 10-year terms, extendable for one year at the end of each fiscal year. Montgomery Asset Management, LLC, serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions:



                                                              MANAGEMENT
                                  CONTRACTUAL   EFFECTIVE     FEE INCLUDING    EFFECTIVE
                                  MANAGEMENT   MANAGEMENT     EFFECT OF FEES   ADMINISTRATION
FUND                                  FEE         FEE           REDUCED             FEE
----------------------------------------------------------------------------------------------
International Growth Portfolio        0.75%      0.90%            0.68%           0.05%

Emerging Markets Focus Portfolio(+)   1.10       1.10              --             0.07

(+) Annualized.

The Manager recouped previously deferred and/or absorbed expenses during the year ended December 31, 1999. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. The amount recouped during the six months ended December 31, 1999, was $151,790 for the International Growth Portfolio.

Included in other expense are absorbed expenses recouped from the previous year of $17,866 for Emerging Markets Focus Portfolio.

For the six months ended December 31, 1999, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment as follows:



                                                                      Deferred
                                                                     Management
                                                                      Fees and
                                                                      Absorbed
                                                                      Expenses
                                              Fees     Expenses      Subject to
Fund                                        Reduced   Absorbed      Recoupment

--------------------------------------------------------------------------------
International Growth Portfolio...........  $221,700        --       $221,700
Emerging Markets Focus Portfolio.........    11,832   $101,372       341,220

b. Certain officers and Trustees of the Trust are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($15,000 of which will be allocated to The Montgomery Funds II).

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statements as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:

Class B and Class C shares of the Emerging Markets Focus Portfolio have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to that Rule, the Trust's Board of Trustees has approved, and each Class has entered into, the Plan with Funds' Distributor, Inc., the Funds' distributor, (the "Distributor"), as the distribution coordinator for the Class B and Class C shares. Under the Plan the Fund will pay distribution fees to the Distributor at an annual rate of up to 0.75% of the Class's, aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of,agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information

   The Montgomery
       Funds II
        Notes
to Financial Statements
     (Unaudited)

and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class as accrued.

4.SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 1999, were:

b. At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Fund                                         Purchases                Sales
--------------------------------------------------------------------------------
International Growth Portfolio............  $284,946,833            $190,647,455
Emerging Markets Focus Portfolio..........     3,534,264               3,926,764

                                               Tax Basis                   Tax Basis                   Net Tax Basis
Fund                                      Unrealized Appreciation     Unrealized Depreciation       Unrealized Appreciation
----------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio .....            $ 54,813,779            $  6,244,431                     $ 48,569,348
Emerging Markets Focus Portfolio ...                 670,735                   3,959                          666,776


                                             Cost for Federal
Fund                                            Tax Purposes
-------------------------------------------------------------
International Growth Portfolio .....            $231,055,951
Emerging Markets Focus Portfolio ...               1,834,589


c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, each of the Funds of The Montgomery Funds II, along with other series of the Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may, for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided that the aggregate funds borrowed do not exceed $175,000,000. The Funds pay their pro rata shares of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. At December 31, 1999, there were no loans outstanding under this agreement. For the six months ended December 31, 1999, the Funds had no borrowings under the agreement.

5.TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:


                                                                            INTERNATIONAL GROWTH PORTFOLIO
                                                        Six Months Ended 12/31/99                    Period Ended 6/30/99(#)
                                                    Shares                   Dollars                Shares               Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                                               9,485,868             $  95,969,890           16,146,917           $ 158,087,488
Issued as reinvestment of dividends                  374,140                 4,433,559                 --                      --
Redeemed                                          (1,860,909)              (19,130,351)          (1,529,467)            (15,157,071)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                            7,999,099             $  81,273,098           14,617,450           $ 142,930,417
------------------------------------------------------------------------------------------------------------------------------------

   The Montgomery
      Funds II
        Notes
to Financial Statements
     (Unaudited)


                                                                         EMERGING MARKETS FOCUS PORTFOLIO
                                                      Six Months Ended 12/31/99                     Period Ended 6/30/99(*)
R Shares(**)                                        Shares               Dollars                  Shares                Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                19,626             $   268,579                 213,213             $ 2,396,514
Issued as reinvestment of dividends                  1,259                  20,159                    --                      --
Redeemed                                           (63,882)               (847,525)                (19,222)               (228,809)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                            (42,997)            $  (558,787)                193,991             $ 2,167,705
------------------------------------------------------------------------------------------------------------------------------------
Class A(***)
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                  --               $      --                    21,917             $   244,594
Issued as reinvestment of dividends                   --                      --                      --                      --
Redeemed                                              --                      --                  (193,761)             (2,162,372)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               --               $      --                  (171,844)            $(1,917,778)
------------------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                  --               $      --                        58             $       595
Issued as reinvestment of dividends                   --                      --                      --                      --
Redeemed                                              --                      --                    (1,721)                (17,872)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               --               $      --                    (1,663)            $   (17,277)
------------------------------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                  --               $      --                     6,236             $    66,128
Issued as reinvestment of dividends                   --                      --                      --                      --
Redeemed                                              --                      --                   (15,534)               (195,310)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               --               $      --                    (9,298)            $  (129,182)
------------------------------------------------------------------------------------------------------------------------------------



                                                               EMERGING MARKETS FOCUS PORTFOLIO
                                                                     Year Ended 3/31/99
R Shares(**)                                                      Shares              Dollars
------------------------------------------------------------------------------------------------
Sold                                                                --               $      --
Issued as reinvestment of dividends                                 --                      --
Redeemed                                                            --                      --
------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             --               $      --
------------------------------------------------------------------------------------------------
Class A(***)
------------------------------------------------------------------------------------------------
Sold                                                             746,596             $ 7,655,077
Issued as reinvestment of dividends                                8,306                  63,151
Redeemed                                                        (739,577)             (5,983,612)
------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           15,325             $ 1,734,616
------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------
Sold                                                               1,641             $    17,057
Issued as reinvestment of dividends                                 --                      --
Redeemed                                                            --                      --
------------------------------------------------------------------------------------------------
Net increase/(decrease)                                            1,641             $    17,057
------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------
Sold                                                              38,800             $   342,778
Issued as reinvestment of dividends                                 --                      --
Redeemed                                                         (42,510)               (359,103)
------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           (3,710)            $   (16,325)
------------------------------------------------------------------------------------------------


(#)  The International Growth Portfolio commenced operations on June 30, 1998.

(*) The Emerging Markets Focus Portfolio changed its fiscal year end from March 31 to June 30.

(**) The Emerging Markets Focus Portfolio Institutional shares were redesignated to Class R shares on December 31, 1999.

(***) On May 28, 1999, Class A shares of the Institutional Series Emerging
      Markets Focus Portfolio converted to Institutional shares.

At December 31, 1999, shareholders of the Funds with ownership of 10% or greater of the aggregate shares outstanding were as follows:

Fund                                       Number of Shareholders     Percentage
--------------------------------------------------------------------------------
International Growth Portfolio                        2                   72%
Emerging Markets Focus Portfolio                      2                   75%

6. FOREIGN SECURITIES:

Certain Funds purchase securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7. CAPITAL LOSS CARRYFORWARDS:

At June 30, 1999, the following Fund had available for federal tax purposes unused capital losses as follows:

                                                       Expiring in   Expiring in
Fund                                                     2006           2007
--------------------------------------------------------------------------------
Emerging Markets Focus Portfolio                      $1,150,764       $381,957

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                 [OWL GRAPHIC]

                                 Invest Wisely

                              The Montgomery Funds

                             101 California Street

                          San Francisco, CA 94111-9361

                              800.572.FUND [3863]

                            www.montgomeryasset.com